UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2007
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	000-25425 (Commission File Number)	23-2934601 (IRS Employer Identification No.)

10 North Highway 31, Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)
Registrant’s telephone number, including area code (609) 737-0426
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 17, 2007, the Board of Directors of Mercer Insurance Group, Inc. (the “Company”) amended Article IV of its bylaws to provide for the use of uncertificated shares which will permit book entry ownership of the Company’s capital stock, as required in order to comply with NASDAQ’s new listing requirement that all listed companies become “DRS Eligible” by January 1, 2008. All other provisions of the Company’s bylaws remain unchanged. The foregoing description of the bylaws is qualified in its entirety by reference to the copy of the Amended and Restated Bylaws attached hereto as Exhibit 3.1. The effective date of the Amended and Restated Bylaws is October 17, 2007.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits:
The following exhibit is filed herewith:
3.1	Amended and Restated Bylaws of Mercer Insurance Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.
Dated: October 19, 2007	By:	/s/ David Merclean
David Merclean
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
3.1	Amended and Restated Bylaws of Mercer Insurance Group, Inc.